Exhibit 32.1

 CERTIFICATION OF CHIEF EXECUTIVE OFFICER IN ACCORDANCE WITH SECTION 906 OF THE
                               SARBANES-OXLEY ACT


     In conjunction with the annual report of Sharps Compliance Corp. (the "Company") on Form 10-KSB/A for the years ended June 30, 2005 and 2004, as filed with the Securities and Exchange Commission on the date hereof, I, Burton J. Kunik, Chief Executive Officer and Chairman of the Board of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge that

     (1) The Form 10-KSB/A report for the years ended June 30, 2005 and 2004, filed with the Securities and Exchange Commission on September 14, 2005, fully complies with the requirements of Section 13 (a) or 15(d) of the Securities and Exchange Act of 1934; and

     (2) The information contained in the Form 10-KSB/A report for the years ended June 30, 2005 and 2004 fairly presents, in all material respects, the financial condition and results of operations of Sharps Compliance Corp.



      By:  /s/ BURTON J. KUNIK


      Burton J. Kunik
      Chairman of the Board of Directors
      Chief Executive Officer

      Date: October 31, 2005


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